Commitments to Acquire/Dispose of Real Estate	12 Months Ended
Dec. 31, 2012
Commitments to Acquire Dispose of Real Estate [Abstract]
Commitments To Acquire Dispose Of Real Estate Text Block
Commitments to Acquire/Dispose of Real Estate
The Company and AvalonBay Communities, Inc. (NYSE: AVB) entered into an agreement to acquire the assets and liabilities of Archstone Enterprise LP, of which the Company will acquire approximately 60%, which includes approximately 75 operating properties, four properties under development and several land parcels for approximately $8.9 billion.

In addition, the Company has entered into separate agreements to acquire the following (purchase price in thousands):

	Properties	Apartment Units	Purchase Price
Land Parcels (three)	—	—	$45,500
Total	—	—	$45,500

In addition to the properties that were subsequently disposed of as discussed in Note 18, the Company has entered into separate agreements to dispose of the following (sales price in thousands):

	Properties	Apartment Units	Sales Price
Rental Properties	50	13,772	$1,983,960
Land Parcel (one)	—	—	29,000
Total	50	13,772	$2,012,960

The closings of these pending transactions are subject to certain conditions and restrictions, therefore, there can be no assurance that these transactions will be consummated or that the final terms will not differ in material respects from those summarized in the preceding paragraphs.